American Century Strategic Asset Allocations, Inc. SAI dated December 1, 2021
Supplement dated September 9, 2022
The following is added to the end of the To-Be-Announced Mortgage-Backed Securities section and that section is moved after the Current Status of Fannie Mae and Freddie Mac in the Mortgage-Backed Securities section in the Statement of Additional Information:
The funds may also take short positions in TBA investments. To enter a short sale of a TBA security, a fund effectively agrees to sell a security it does not own at a future date and price. The funds generally anticipate closing short TBA positions before delivery of the respective security is required, however if the fund is unable to close a position, the fund would have to purchase the securities needed to settle the short sale. Such purchases could be at a different price than anticipated, and the fund would lose or gain money based on the acquisition price.

The following replaces the entry for Short Sales in the Nonfundamental Investment Policies section on page 28 of the Statement of Additional Information:

Short Sales     A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and other derivative instruments are not deemed to constitute selling securities short.

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